UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

TENNESSEE COMMERCE BANCORP, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	000-51281	62-1815881
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 599-2274

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01                                          Entry Into a Material Definitive Agreement.

Effective on November 16, 2011, Tennessee Commerce Bancorp, Inc. (the “Registrant”), the holding company for Tennessee Commerce Bank (the “Bank”), became subject to a Written Agreement (“Written Agreement”) with the Federal Reserve Bank of Atlanta (the “Reserve Bank”).

The Written Agreement requires the Registrant to undertake certain responsibilities and be subject to restrictions that relate to the Registrant’s ownership of the Bank, which include the following:

•                        The Board of Directors of the Registrant is required to take appropriate steps to fully utilize the Registrant’s financial and managerial resources to serve as a source of strength to the Bank, including, but not limited to, taking steps to ensure that the Bank complies the Consent Order entered into with the Federal Deposit Insurance Corporation (“FDIC”) on May 25, 2011, and any other supervisory action taken by the Bank’s federal or state regulator.

•                        The Registrant is restricted from declaring or paying any dividends without the prior written approval of the Reserve Bank and the Director of the Division of Banking Supervision and Regulation (the “Director”) of the Board of Governors of the Federal Reserve System (“Federal Reserve”), which approval is conditioned upon the satisfaction of certain requirements.

•                        The Registrant is prohibited from directly or indirectly taking dividends or any other form of payment representing a reduction in capital from the Bank without the prior written approval of the Reserve Bank, which approval is conditioned upon the satisfaction of certain requirements.

•                        The Registrant and its nonbank subsidiaries shall not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Director, which approval is conditioned upon the satisfaction of certain requirements.

•                        The Registrant is prohibited from, directly or indirectly, incurring, increasing, or guaranteeing any debt without the prior written approval of the Reserve Bank. All requests for prior written approval shall contain, but not be limited to, a statement regarding the purpose of the debt, the terms of the debt, and the planned source(s) for debt repayment, and an analysis of the cash flow resources available to meet such debt repayment.

•                        The Registrant is prohibited from, directly or indirectly, purchasing or redeeming any shares of its stock without the prior written approval of the Reserve Bank.

•                        Within 30 days of the effective date of the Written Agreement, the Registrant is required to submit to the Reserve Bank an acceptable written plan to maintain sufficient capital at the Registrant on a consolidated basis, which plan shall address certain minimum provisions that are set forth in the Written Agreement.

•                        The Registrant is required to notify the Reserve Bank, in writing, no more than 30 days after the end of any quarter in which any of the Registrant’s capital ratios fall below the approved plan’s minimum ratios. Together with the notification, the Registrant shall submit an acceptable written plan that details the steps that the Registrant will take to increase the Registrant’s capital ratios to or above the approved plan’s minimums.

•                        Within 60 days of the effective date of the Written Agreement, the Registrant is required to submit to the Reserve Bank an acceptable written plan to enhance the audit program that shall, at a minimum, provide for: (a) written responses by management to each audit finding; (b) written action plans to address audit findings; and (c) timely resolution of audit and examination findings and follow-up reviews to ensure completion of the corrective measures.

•                        The Registrant is required to take all necessary actions to ensure that the Bank complies with restrictions under the federal banking laws relating to transactions between the Bank and its affiliates, and the Registrant and its nonbank subsidiaries shall not cause the Bank to violate any such laws.

•                        Within 30 days of the effective date of the Written Agreement, the Registrant is required to submit to the Reserve Bank an acceptable intercompany service level agreement between the Registrant, its nonbank subsidiaries, and the Bank that, at a minimum, addresses, considers, and includes: (a) services provide by and between the Registrant, its nonbank subsidiaries, and the Bank; (b) the methodology and rationale for determining fees and costs; (c) supporting documentation regarding expenses involving the Registrant, its nonbank subsidiaries, and the Bank; and (d) the timing and method of payments.

•                        The Registrant is required to comply with the notice provisions of Section 32 of the Federal Deposit Insurance Act (“FDI Act”) and implementing regulations of the Federal Reserve prior to appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position.

•                        The Registrant is required to comply with restrictions on indemnification and severance payments set forth under Section 18(k) of the FDI Act and implementing regulations of the FDIC.

•                        Within 45 days after the end of each calendar quarter following the effective date of the Written Agreement, the Board of Directors is required to submit to the Reserve Bank written progress reports detailing the form and manner of all actions taken to secure compliance with the provisions of the Written Agreement and the results thereof, and a parent company only, and consolidated, balance sheet, income statement, and, as applicable, report of changes in stockholders’ equity.

•                        With respect to the plans and intercompany service level agreement required to be submitted by the Registrant to the Reserve Bank under the Written Agreement, such plans and agreement shall be timely submitted and acceptable to the Reserve Bank, and within 10 days of approval by the Reserve Bank, the Registrant is required to adopt the approved plans and agreement. Upon adoption, the Registrant is required to promptly implement the approved plans and agreement, and thereafter fully comply with them.  During the term of the Written Agreement, the approved plans and agreement shall not be amended or rescinded without the prior written approval of the Reserve Bank.

This list of requirements and restrictions set forth above is qualified in its entirety by the terms of the Written Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description of Exhibit
10.1	Written Agreement by and between Tennessee Commerce Bancorp. Inc. and the Federal Reserve Bank of Atlanta on November 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNESSEE COMMERCE BANCORP, INC.
(Registrant)

Date: November 22, 2011
	By:	/s/ Frank Perez
Frank Perez
Chief Financial Officer